UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4215

DREYFUS GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
GNMA Fund, Inc.

ANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Board Members Information
28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

     Dreyfus GNMA Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus GNMA Fund, Inc. covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E.Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancing, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved a total return of 1.20% and distributed aggregate income dividends totaling $0.6583 per share.1 The Lehman Brothers GNMA Index (the “Index”), the fund’s benchmark, achieved a total return of 1.74% for the same period.2 In addition, the average total return of all funds reported in the Lipper GNMA Funds category was 0.75%.3

Although mortgage-backed securities were affected during the reporting period by high levels of mortgage-refinancing activity, as homeowners took advantage of low interest rates to prepay existing mortgages, rising demand from institutional investors seeking attractive yields supported their prices.The fund’s return slightly lagged that of its benchmark, primarily because the Index does not reflect fees and expenses to which the fund is subject.The fund produced a higher return than the Lipper category average, primarily due to its emphasis on securities that are relatively insensitive to prepayment risk.

On April 28, 2004, the Dreyfus Taxable Fixed Income Team assumed management responsibility for the fund.

What is the fund’s investment approach?

The fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund seeks to maximize total return, consisting of capital appreciation and current income.

We use a four-step investment approach:

  Prepayment trend analysis. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund’s mortgage-backed holdings.

  Option-adjusted spread analysis. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S.Treasuries.This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.
  Cash flow structure analysis. This helps us determine the predictability and security of cash flows provided by different bond structures.We analyze the benefits of 15- and 30-year fixed-rate securities along with adjustable-rate mortgage securities (“ARMs”).Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.
  Total-rate-of-return scenarios. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund’s performance?

The fund’s return was influenced by low interest rates, including the Federal Reserve Board’s (the “Fed”) reduction of the federal funds rate to 1% in late June 2003. As mortgage rates fell toward historical lows, a record number of homeowners refinanced their existing loans, effectively returning principal to bondholders and eroding returns from seasoned mortgage-backed securities. During the summer of 2003, yields of newly-issued GNMA securities fell below 5%, a record low, before subsequently recovering much of their lost value.

However, some of the eroding effects of lower interest rates were offset by rising demand for high-quality mortgage-backed securities from institutional investors, especially banks, which sought higher yields than U.S.Treasury securities could provide.

In this challenging market environment, we tended to emphasize securities that,in our judgment,were likely to withstand heightened mar-

ket volatility more effectively. For example, in the fall of 2003, we focused on GNMA securities composed of pools of mortgages from states, such as New York, where mortgage refinancing is relatively expensive because of high fees and taxes, and we de-emphasized those from states, such as Massachusetts, where there are fewer financial impediments to refinanc-ing. We also tended to focus on securities backed by loans with other defensive characteristics, such as lower-coupon mortgages and mortgages with relatively low outstanding balances.

In addition,we complemented the fund’s core holdings of GNMA mortgage-backed securities with commercial mortgages and asset-backed securities, which generally do not have provisions for prepayments and are not vulnerable to refinancing activity. These securities contributed positively to the fund’s performance during the reporting period.

What is the fund’s current strategy?

Market conditions appeared to change rapidly and significantly in April 2004, after the release of data showing a stronger labor market. Renewed concerns regarding potential inflationary pressures in the recovering economy contributed to sharply declining bond prices across most market sectors during the month. Just days after the end of the reporting period, the Fed appeared to move away from previous assurances that it could be “patient” before raising rates, stating instead that future rate hikes were likely to be “measured.”

Accordingly, we recently have adopted a relatively conservative posture, reducing the fund’s overall sensitivity to interest-rate changes and increasing its holdings of GNMA pass-through securities that historically have fared relatively well when interest rates rise moderately.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/94 to a $10,000 investment made in the Lehman Brothers GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.All issues have at least one year to maturity and an outstanding par value of at least $100 million.The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Bonds and Notes—123.7%	Amount ($)		Value ($)

U.S. Government Agencies/
Mortgage-Backed—107.8%
Government National Mortgage Association I:
5%	150,430,000	[a]	146,198,404
5%, 7/15/2033	4,650,653		4,527,086
5.5%	123,273,000	[a]	123,311,215
5.5%, 2/15/2033-4/15/2034	274,131,527		274,559,736
6%, 8/15/2026-12/15/2033	140,901,509		144,596,974
6.5%, 9/15/2008-6/15/2032	20,983,269		22,235,963
7%, 11/15/2022-12/15/2022	47,960		51,392
7.5%, 12/15/2006-5/15/2026	18,982,896		20,535,832
8%, 4/15/2008-12/15/2022	8,945,684		9,763,551
8.5%, 2/15/2006-12/15/2022	6,677,418		7,419,067
9%, 1/15/2019-12/15/2022	4,677,173		5,269,186
9.5%, 3/15/2018-11/15/2024	1,362,776		1,537,178
Construction Loans,
6.75%, 3/15/2040	8,193,353		9,107,163
Project Loans:
6.3%, 11/15/2038	20,610,641		22,188,592
6.315%, 10/15/2033	1,438,805		1,548,901
6.355%, 8/15/2024	3,067,960		3,301,116
6.375%, 10/15/2033	2,741,586		2,957,969
6.5%, 1/15/2023	1,873,946		2,024,680
6.55%, 7/15/2033	7,638,963		8,049,444
6.6%, 9/15/2019-9/15/2030	8,498,222		9,199,148
6.625%, 6/15/2028-5/15/2033	10,407,646		11,310,180
6.75%, 10/15/2033-12/15/2033	6,771,024		7,410,254
7.25%, 8/15/2043	8,466,265		9,450,468
			846,553,499
Government National Mortgage Association II:
3%, 7/20/2030-9/20/2030	2,600,332	[b]	2,589,932
3.25%, 4/20/2030	3,904,786	[b]	3,898,812
3.5%, 8/20/2032	20,312,971	[b]	20,460,574
4%, 6/20/2032-7/20/2032	16,978,077	[b]	17,270,623
4.375%, 2/20/2027	55,363	[b]	55,874
4.5%, 1/20/2034	1,942,249	[b]	1,961,368
4.75%, 9/20/2027	28,710	[b]	29,304
6%, 12/20/2028-1/20/2031	4,960,193		5,090,060
6.5%, 5/20/2031-7/20/2031	3,845,988		4,009,443
7%, 4/20/2024-4/20/2032	42,518,697		45,130,553
7.5%, 9/20/2030	649,194		695,851
9.5%, 2/20/2016-2/20/2025	308,671		346,452
Stripped Securities, Interest Only Class,
Ser. 2002-88, Cl. GI, 5.5%, 6/20/2031	18,125,286	[c]	2,929,630
			104,468,476

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.:
Multiclass Mortgage Participation Ctfs.,
REMIC,
Ser. 2539, Cl. TL, 4.5%, 6/15/2017	7,183,683		7,228,371
Stripped Securities, Interest Only Class:
Ser. 1583, Cl. ID, 7%, 2/15/2023	522,463	[c]	22,095
Ser. 1628, Cl. MA, 6.5%, 4/15/2022	46,062	[c]	216
Ser. 1882, Cl. PK, 7%, 8/15/2026	760,675	[c]	114,063
Ser. 1998, Cl. PK, 7%, 10/15/2026	75,394	[c]	86
Ser. 2048, Cl. PJ, 7%, 4/15/2028	833,853	[c]	128,689
Ser. 2520, Cl. PI, 5.5%, 1/15/2026	7,262,539	[c]	305,961
Ser. 2574, Cl. IB, 5.5%, 5/15/2026	17,641,684	[c]	3,019,760
Ser. 2590, Cl. YD, 5.5%, 4/15/2032	4,545,454	[c]	1,701,352
Ser. 2615, Cl. IE, 5.5%, 9/15/2029	24,000,000	[c]	3,677,760
Ser. 2617, Cl. ID, 5%, 10/15/2030	2,500,000	[c]	820,333
Ser. 2621, Cl. IO, 5%, 1/15/2026	22,000,000	[c]	2,853,662
Ser. 2627, Cl. UI, 5%, 7/15/2023	17,090,406	[c]	1,908,759
Ser. 2630, Cl. IE, 5%, 12/15/2025	2,989,900	[c]	625,427
Ser. 2632, Cl. IB, 5%, 6/15/2026	12,000,000	[c]	2,698,142
Ser. 2638, Cl. IC, 5%, 5/15/2022	7,300,000	[c]	1,279,234
Ser. 2645, Cl. IW, 5%, 7/15/ 2026	34,243,217	[c]	4,942,145
Ser. 2659, Cl. IA, 5%, 12/15/2021	11,451,600	[c]	1,233,498
Ser. 2676, Cl. IB, 5%, 4/15/2017	4,281,600	[c]	378,701
Ser. 2676, Cl. ID, 5%, 1/15/2023	2,000,000	[c]	348,184
Ser. 2750, Cl. IG, 5%, 12/15/2022	20,000,000	[c]	2,617,942
Ser. 2764, Cl. IQ, 5%, 1/15/ 2022	6,000,000	[c]	787,748
			36,692,128
Federal National Mortgage Association:
6.2%, 1/1/2011	17,780,581		19,346,776
6.82%, 1/1/2028	3,350,434		3,597,860
Stripped Securities, Interest Only Class:
Ser. 1997-16, Cl. PJ, 7%, 4/18/2026	75,797	[c]	247
Ser. 1997-40, Cl. PI, 7%, 2/18/2027	4,095,709	[c]	271,914
Ser. 2002-71, Cl. IQ, 5.5%, 8/25/2019	2,127,636	[c]	53,816
Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025	14,712,419	[c]	786,195
Ser. 2002-95, Cl. IJ, 5.5%, 6/25/2029	23,889,728	[c]	3,257,892
Ser. 2003-8, Cl. PI, 5.5%, 10/25/2021	5,828,284	[c]	476,940
Ser. 2003-13, Cl. PI, 5.5%, 2/25/2026	13,179,593	[c]	1,077,457
Ser. 2003-70, Cl. IC, 5%, 8/25/2015	10,166,300	[c]	804,093
Whole Loan,
Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031	5,932,000		6,096,448
			35,769,638
Total U.S. Government Agencies/Mortgage-Backed			1,023,483,741

8

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Asset-Backed Ctfs./Home Equity—7.5%
Ameriquest Mortgage Securities:
Ser. 2003-11, Cl. AF4, 5.07%, 2034	10,749,000		10,690,216
Ser. 2003-IA1, Cl. A4, 4.965%, 2033	5,700,000		5,810,438
Ser. 2004-FR1, Cl. A5, 4.455%, 2034	24,950,000		24,950,000
Argent Securities,
Ser. 2004-W5, Cl. AF3, 2.85%, 2034	11,200,000		10,949,120
Conseco Finance,
Ser. 2001-D, Cl. A4, 5.53%, 2032	5,650,000		5,795,428
Equivantage Home Equity Loan Trust,
Ser. 1997-1, Cl. A4, 7.775%, 2028	3,053,687		3,053,700
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7, 6.265%, 2029	9,830,273		10,133,930
Total Asset-Backed Ctfs./Home Equity			71,382,832
Asset-Backed Ctfs./Trade Receivables—.3%
ACLC Business Loan Receivables Trust,
Ser. 1998-1, Cl. A1, 6.435%, 2019	4,516,100	[d]	3,161,270
Commercial Mortgage Pass-Through Ctfs.—4.6%
Banc of America Commercial Mortgage,
Ser. 2004-2, Cl. E, 4.844%, 2038	6,137,606		5,863,332
Banc of America Large Loan,
Ser. 2002-FL2A, Cl. H, 2.45%, 2014	2,000,000	[b,d]	1,986,250
COMM:
Ser. 2001-FL5A, Cl. G, 2.197%, 2013	5,335,000	[b,d]	5,203,964
Ser. 2002-FL7, Cl. G, 2.95%, 2014	1,303,000	[b,d]	1,299,397
CS First Boston Mortgage Securities,
Ser. 1998-C1, Cl. A1A, 6.26%, 2040	12,255,522		12,703,701
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. E, 5.131%, 2040	11,485,000		11,214,026
GS Mortgage Securities II,
Ser. 2001-LIBA, Cl. A2, 6.615%, 2016	2,695,000	[d]	2,921,490
Structured Asset Securities,
Ser. 2000-3, Cl. 2A6, 8%, 2030	2,608,362		2,617,024
Total Commercial Mortgage Pass-Through Ctfs.			43,809,184
Residential Mortgage Pass-Through Ctfs.—3.3%
Countrywide Alternative Loan Trust,
Ser. 2004-7T1, Cl. A1, 5.75%, 2034	22,500,000		22,971,094
Countrywide Home Loans,
Ser. 2002-35, Cl. 1A5, 5%, 2018	1,960,684		1,922,209
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	5,349,150	[d]	5,707,416

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Principal
Bonds and Notes (continued)		Amount ($)		Value ($)

Residential Mortgage Pass-Through Ctfs. (continued)
PNC Mortgage Securities,
Ser. 1998-11, Cl. 2B2, 6.25%, 2013		345,853		360,794
Residential Asset Securitization Trust,
Ser. 2003-A12, Cl. B2, 5%, 2018		254,192		248,218
Total Residential Mortgage Pass-Through Ctfs.				31,209,731
U.S. Government—.2%
U.S. Treasury Notes,
1.625%, 1/31/2005		1,692,000	[e,f]	1,695,504
Total Bonds and Notes
(cost $	1,189,680,329)			1,174,742,262

Other Investments—4.2%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		13,341,666	[g]	13,341,666
Dreyfus Institutional Cash Advantage Plus Fund		13,341,667	[g]	13,341,667
Dreyfus Institutional Preferred Plus Money Market Fund		13,341,667	[g]	13,341,667
Total Other Investments
(cost $	40,025,000)			40,025,000

		Principal
Short-Term Investments—.1%		Amount ($)		Value ($)

U.S. Treasury Bills,
1%, 7/29/2004
(cost $	448,902)	450,000	[f]	448,952

Investment of Cash Collateral
for Securities Loaned—.1%		Shares	Value ($)

Registered Investment Company,
Dreyfus Institutional Preferred Money Market Fund
(cost $	1,274,602)	1,274,602 [g]	1,274,602

Total Investments
(cost $	1,231,428,833)	128.1%	1,216,490,816
Liabilities, Less Cash and Receivables		(28.1%)	(267,043,943)
Net Assets		100.0%	949,446,873

a Purchased on a forward commitment basis.

b	Variable rate security—interest rate subject to periodic change.
c	Notional face amount shown.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $20,279,787 or 2.1% of net assets.

e	A portion of this security is on loan.At April 30, 2004, the total market value of the fund's security on loan is $1,244,572 and the total market value of the collateral held by the fund is $1,274,602.

f	Fully or partially held by a broker as collateral for open financial futures positions.
g	Investments in affiliated money market mutual funds.

See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES

April 30, 2004

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2004 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	962	105,759,875	June 2004	(292,781)
Financial Futures Short
U.S. Treasury 10 Year Notes	333	36,796,500	June 2004	175,547
				(117,234)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $1,244,572)—Note 1(b):
Unaffiliated issuers	1,190,129,231	1,175,191,214
Affiliated issuers	41,299,602	41,299,602
Cash		3,646,128
Receivable for investment securities sold		116,074,195
Dividends and interest receivable		6,069,079
Receivable for futures variation margin—Note 4		86,141
Receivable for shares of Common Stock subscribed		56,267
Prepaid expenses		27,803
		1,342,450,429

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		652,370
Payable for investment securities purchased		390,340,620
Liability for securities on loan—Note 1(b)		1,274,602
Payable for shares of Common Stock redeemed		315,938
Accrued expenses		420,026
		393,003,556

Net Assets ( $)		949,446,873

Composition of Net Assets ($):
Paid-in capital		989,683,275
Accumulated undistributed investment income—net		3,541,895
Accumulated net realized gain (loss) on investments		(28,723,046)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($117,234) net unrealized
depreciation on financial futures]		(15,055,251)

Net Assets ( $)		949,446,873

Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)		64,764,027
Net Asset Value, offering and redemption price per share ($)		14.66

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment Income ($):
Income:
Interest	44,238,782
Dividends:
Affiliated issuers	524,482
Income on securities lending	24,069
Total Income	44,787,333
Expenses:
Management fee—Note 3(a)	5,999,841
Service plan and prospectus fees—Note 3(b)	1,316,327
Shareholder servicing costs—Note 3(b)	1,004,331
Custodian fees—Note 3(b)	276,245
Professional fees	82,226
Directors' fees and expenses—Note 3(c)	62,100
Shareholders' reports	60,048
Registration fees	34,258
Interest expense—Note 5	9,381
Miscellaneous	118,582
Total Expenses	8,963,339
Investment Income—Net	35,823,994

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	7,747,995
Short sale transactions	489,844
Net realized gain (loss) on financial futures	(3,386,663)
Net Realized Gain (Loss)	4,851,176
Net unrealized appreciation (depreciation) on investments
(including $1,733,861 net unrealized appreciation
on financial futures)	(29,319,669)
Net Realized and Unrealized Gain (Loss) on Investments	(24,468,493)
Net Increase in Net Assets Resulting from Operations	11,355,501

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	35,823,994	41,789,736
Net realized gain (loss) on investments	4,851,176	22,931,354
Net unrealized appreciation
(depreciation) on investments	(29,319,669)	2,527,449
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,355,501	67,248,539

Dividends to Shareholders from ($):
Investment income—net	(44,205,895)	(46,747,370)

Capital Stock Transactions ($):
Net proceeds from shares sold	75,894,401	175,666,042
Dividends reinvested	35,739,239	37,670,063
Cost of shares redeemed	(194,943,486)	(165,418,182)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(83,309,846)	47,917,923
Total Increase (Decrease) in Net Assets	(116,160,240)	68,419,092

Net Assets ($):
Beginning of Period	1,065,607,113	997,188,021
End of Period	949,446,873	1,065,607,113
Undistributed investment income—net	3,541,895	2,450,947

Capital Share Transactions (Shares):
Shares sold	5,080,929	11,681,246
Shares issued for dividends reinvested	2,401,260	2,507,723
Shares redeemed	(13,086,624)	(10,986,100)
Net Increase (Decrease) in Shares Outstanding	(5,604,435)	3,202,869

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.14	14.85	14.49	13.89	14.54
Investment Operations:
Investment income—net	.53[b]	.60[b]	.81[b]	.90	.90
Net realized and unrealized
gain (loss) on investments	(.35)	.36	.37	.60	(.65)
Total from Investment Operations	.18	.96	1.18	1.50	.25
Distributions:
Dividends from investment income—net	(.66)	(.67)	(.82)	(.90)	(.90)
Net asset value, end of period	14.66	15.14	14.85	14.49	13.89

Total Return (%)	1.20	6.60	8.42	11.22	1.75

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.90	.85	.85	.90	.92
Ratio of interest expense and
loan commitment fees to
average net assets	.00[c]	.00[c]	.00[c]	.02	—
Ratio of net investment income
to average net assets	3.58	3.96	5.53	6.30	6.40
Portfolio Turnover Rate	466.25[d]	456.90	452.76	458.09	420.18

Net Assets, end of period
($ x 1,000)	949,447	1,065,607	997,188	921,098	910,969

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended April 30, 2002 was to decrease net investment income per share by $.03 and increase net realized and unrealized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net assets from 5.68% to 5.53%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than .01%.
d	The portfolio turnover rate excluding mortgage dollar roll transactions was 207.20%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from deal-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

ers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2004, the Board of Directors declared a cash dividend of $.058 per share from undistributed investment income-net, payable on May 3, 2004 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2004.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,541,895, accumulated capital losses $28,740,255 and unrealized depreciation $15,040,125.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $5,710,751 of the carryover expires in fiscal 2005, $6,916,020 expires in fiscal 2007, $8,326,405 expires in fiscal 2008, $1,913,534 expires in fiscal 2009 and $5,873,545 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2004 and April 30, 2003, were as follows: ordinary income $44,205,895 and $46,747,370, respectively.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily from paydown gains and losses on mortgage backed securities, the fund increased accumulated undistributed investment income-net by $9,472,849, decreased net realized gain (loss) on investments by $9,760,799 and increased paid-in capital by $287,950. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 2004, pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $474,263, Rule 12b-1 distribution fees $94,853, custodian fees $41,874 and transfer agency per account fees $41,380.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended April 30, 2004, the fund was charged $1,316,327 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $464,297 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2004, the fund was charged $276,245 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each director who is not an “affiliated person” as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting.The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees are not charged to these money market mutual funds.The fund derived $524,482 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2004, of which $3,380,334,803 in purchases and $3,392,001,102 in sales were from dollar roll transactions:

	Purchases ($)	Sales ($)

Long transactions	6,027,715,980	6,284,578,867
Short sale transactions	56,265,191	56,755,035
Total	6,083,981,171	6,341,333,902

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At April 30, 2004, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2004, are set forth in the Statement of Financial Futures.

At April 30, 2004, the cost of investments for federal income tax purposes was $1,231,530,941; accordingly, accumulated net unrealized depreciation on investments was $15,040,125, consisting of $18,083,672 gross unrealized appreciation and $33,123,797 gross unrealized depreciation.

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended April 30, 2004 was approximately $895,900, with a related weighted average annualized interest rate of 1.05%.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2004

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Samuel Chase (72)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15

———————
Gordon J. Davis (62)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25

26

Joni Evans (62)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (76)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15

———————
Burton N. Wallack (53)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant
Secretary since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Vice President and
Treasurer since November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.
Senior Accounting Manager – Taxable Fixed
Income Funds of the Manager, and an officer
of 19 investment companies (comprised of 74
portfolios) managed by the Manager. He is 35
years old and has been an employee of the
Manager since November 1992.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund 29

For More Information

Dreyfus
GNMA Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request
to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation

0265AR0404

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bert W. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,200 in 2003 and $47,460 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,725 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,235 in 2003 and $6,061 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $1,696 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $511,587 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a

SSL-DOCS2 70128344v10

recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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